MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Mgmt		Mutual Funds		Private Wealth Mgmt		Asset Servicing
	2001	2000	2001	2000	2001	2000	2001	2000
Trust fees	$527	$495	$538	$538	$312	$313	$451	$408
Other fee revenue	19	22	3	24	15	11	147	143
Net interest revenue / (expense)	(13)	(3)	1	(8)	165	125	125	95

Total revenue	533	514	542	554	492	449	723	646
Credit quality expense	—	—	—	—	1	1	—	—
Operating Expense:
Amortization of goodwill	11	11	11	10	16	15	6	6
Other	386	343	328	326	254	233	451	395

Total operating expense	397	354	339	336	270	248	457	401

Income from continuing operations before taxes (benefits)	136	160	203	218	221	200	266	245
Income taxes (benefits)	53	62	82	89	82	76	95	89

Income (loss) from continuing operations	83	98	121	129	139	124	171	156
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—

Net income (loss)	$83	$98	$121	$129	$139	$124	$171	$156

($ billions)
Average Loans	—	—	—	—	$2.3	$2.3	—	—
Average Assets (c)(d)	$0.9	$0.8	$0.7	$0.7	$4.8	$4.6	$4.7	$4.6
Average Deposits	—	—	—	—	$4.2	$4.1	$3.7	$3.5
Average Common Equity	$0.2	$0.2	$0.4	$0.3	$0.2	$0.3	$0.5	$0.4
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—
Assets under Management (period end)	$349	$322	$152	$112	$50	$56	$41	$40
Assets under Administration or Custody (period end)	—	—	—	—	$21	$33	$2,029	$2,226
Return on common equity (e)	38%	52%	34%	40%	62%	54%	37%	37%
Pretax Operating Margin (e)	26%	31%	38%	39%	45%	45%	37%	38%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions.
Refer to Appendix A for results excluding the after-tax impact of goodwill amortization.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Consolidated average assets includes average assets of discontinued operations of $12.714 billion and $18.713 billion for 2001 and 2000 respectively.
(e)	On a continuing operations basis.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Human Resources Services		Treasury Services		Total Core		Other Activities		Consolidated Results
	2001	2000	2001	2000	2001	2000	2001	2000	2001	2000
Trust fees	$732	$470	$6	$4	$2,566	$2,228	$(11)	$33	$2,555	$2,261
Other fee revenue	1	2	350	302	535	504	(303)	171	232	675
Net interest revenue / (expense)	(12)	(7)	394	369	660	571	(78)	(16)	582	555

Total revenue	721	465	750	675	3,761	3,303	(392)	188	3,369	3,491
Credit quality expense	—	—	2	9	3	10	(7)	(2)	(4)	8
Operating Expense:
Amortization of goodwill	11	8	13	12	68	62	5	5	73	67
Other	669	440	441	402	2,529	2,139	48	56	2,577	2,195

Total operating expense	680	448	454	414	2,597	2,201	53	61	2,650	2,262

Income from continuing operations before taxes (benefits)	41	17	294	252	1,161	1,092	(438)	129	723	1,221
Income taxes (benefits)	16	8	106	93	434	417	(147)	48	287	465

Income (loss) from continuing operations	25	9	188	159	727	675	(291)	81	436	756
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	882	251

Net income (loss)	$25	$9	$188	$159	$727	$675	$(291)	$81	$1,318	$1,007

($ billions)
Average Loans	—	—	$5.6	$6.6	$7.9	$8.9	$1.9	$1.8	$9.8	$10.7
Average Assets (c)(d)	$1.0	$0.7	$10.1	$10.1	$22.2	$21.5	$10.6	$6.5	$45.5	$46.7
Average Deposits	$0.1	$0.1	$8.6	$7.3	$16.6	$15.0	$1.0	$1.4	$17.6	$16.4
Average Common Equity	$0.2	$0.1	$0.8	$0.9	$2.3	$2.2	$1.4	$1.7	$3.7	$3.9
Average Tier I Preferred Equity	—	—	$0.2	$0.3	$0.2	$0.3	$0.8	$0.7	$1.0	$1.0
Assets under Management (period end)	—	—	—	—	$592	$530	—	—	$592	$530
Assets under Administration or Custody (period end)	$32	$8	—	—	$2,082	$2,267	—	—	$2,082	$2,267
Return on common equity (e)	15%	10%	22%	17%	32%	31%	n/m	n/m	12%	19%
Pretax Operating Margin (e)	6%	4%	39%	37%	31%	33%	n/m	n/m	21%	35%

(a)	Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions.
Refer to Appendix A for results excluding the after-tax impact of goodwill amortization.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Consolidated average assets includes average assets of discontinued operations of $12.714 billion and $18.713 billion for 2001 and 2000 respectively.
(e)	On a continuing operations basis.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
INSTITUTIONAL ASSET MANAGEMENT—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$127	$110	$120	$138	$121	$119	$127	$160	$147	$134	$128
Other fee revenue	5	6	7	4	2	6	7	4	7	4	3
Net interest revenue / (expense)	(2)	(1)	(1)	1	(1)	(1)	(6)	(5)	(7)	(7)	(8)

Total revenue	130	115	126	143	122	124	128	159	147	131	123
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	3	3	3	2	3	3	2	3	—	—	—
Other	87	77	78	101	87	83	98	118	117	109	112

Total operating expense	90	80	81	103	90	86	100	121	117	109	112

Income from continuing operations before taxes (benefits)	40	35	45	40	32	38	28	38	30	22	11
Income taxes (benefits)	15	14	17	16	12	15	12	14	11	9	4

Income (loss) from continuing operations	25	21	28	24	20	23	16	24	19	13	7
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$25	$21	$28	$24	$20	$23	$16	$24	$19	$13	$7

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$0.8	$0.8	$0.8	$0.7	$0.7	$0.8	$1.0	$1.1	$1.2	$1.2	$1.3
Average Deposits	—	—	—	—	—	—	—	—	—	—	—
Average Common Equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$304	$316	$330	$322	$306	$318	$331	$349	$350	$334	$313
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	$7	$7	$7
Return on common equity	54%	47%	58%	50%	40%	44%	28%	39%	32%	24%	12%
Pretax Operating Margin	31%	31%	36%	28%	27%	30%	22%	24%	20%	17%	9%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
MUTUAL FUNDS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$134	$134	$138	$132	$128	$126	$140	$144	$142	$143	$134
Other fee revenue	12	3	2	7	2	2	—	(1)	(1)	(1)	(1)
Net interest revenue / (expense)	(3)	(2)	(1)	(2)	(1)	1	—	1	1	2	2

Total revenue	143	135	139	137	129	129	140	144	142	144	135
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	3	3	2	2	2	4	2	3	—	—	—
Other	81	84	82	79	79	73	84	92	84	86	83

Total operating expense	84	87	84	81	81	77	86	95	84	86	83

Income from continuing operations before taxes (benefits)	59	48	55	56	48	52	54	49	58	58	52
Income taxes (benefits)	24	19	23	23	20	21	22	19	24	23	22

Income (loss) from continuing operations	35	29	32	33	28	31	32	30	34	35	30
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$35	$29	$32	$33	$28	$31	$32	$30	$34	$35	$30

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$0.7	$0.7	$0.7	$0.7	$40.7	$0.6	$0.6	$0.7	$0.7	$0.7	$0.7
Average Deposits	—	—	—	—	—	—	—	—	—	—	—
Average Common Equity	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$109	$106	$113	$112	$120	$133	$131	$152	$164	$164	$162
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	—	—	—
Return on common equity	46%	36%	39%	39%	34%	36%	34%	33%	36%	34%	29%
Pretax Operating Margin	41%	36%	39%	41%	37%	41%	38%	35%	41%	40%	39%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
PRIVATE WEALTH MANAGEMENT—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$74	$75	$79	$85	$81	$81	$80	$70	$80	$78	$75
Other fee revenue	2	4	3	2	3	3	2	7	3	3	4
Net interest revenue / (expense)	28	32	32	33	34	38	44	49	54	54	52

Total revenue	104	111	114	120	118	122	126	126	137	135	131
Credit quality expense	—	—	1	—	—	—	—	1	1	—	(1)
Operating Expense:
Amortization of goodwill	3	4	4	4	4	3	5	4	—	—	—
Other	57	58	60	58	60	63	62	69	70	66	68

Total operating expense	60	62	64	62	64	66	67	73	70	66	68

Income from continuing operations before taxes (benefits)	44	49	49	58	54	56	59	52	66	69	64
Income taxes (benefits)	17	19	19	21	21	21	22	18	23	25	23

Income (loss) from continuing operations	27	30	30	37	33	35	37	34	43	44	41
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$27	$30	$30	$37	$33	$35	$37	$34	$43	$44	$41

($ billions)
Average Loans	$2.3	$2.2	$2.4	$2.4	$2.4	$2.3	$2.4	$2.4	$2.5	$2.7	$2.8
Average Assets (c)	$4.4	$4.6	$4.7	$4.8	$4.8	$4.7	$4.6	$5.2	$5.1	$5.0	$4.8
Average Deposits	$3.9	$4.1	$4.2	$4.2	$4.2	$4.0	$3.9	$4.6	$4.5	$4.4	$4.3
Average Common Equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$57	$56	$57	$56	$50	$52	$46	$50	$51	$47	$43
Assets under Administration or Custody (period end)	$37	$35	$33	$33	$31	$24	$21	$21	$20	$19	$17
Return on common equity	50%	53%	51%	60%	59%	63%	66%	59%	84%	82%	78%
Pretax Operating Margin	42%	44%	44%	48%	46%	46%	47%	41%	48%	51%	49%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
ASSET SERVICING—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$99	$106	$103	$100	$109	$118	$106	$118	$125	$138	$130
Other fee revenue	42	35	32	34	40	38	34	35	27	30	35
Net interest revenue / (expense)	20	22	26	27	31	28	31	35	28	24	23

Total revenue	161	163	161	161	180	184	171	188	180	192	188
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	2	1	1	2	1	2	1	2	—	—	—
Other	93	95	102	105	108	110	108	125	128	134	138

Total operating expense	95	96	103	107	109	112	109	127	128	134	138

Income from continuing operations before taxes (benefits)	66	67	58	54	71	72	62	61	52	58	50
Income taxes (benefits)	24	25	21	19	26	26	22	21	19	20	18

Income (loss) from continuing operations	42	42	37	35	45	46	40	40	33	38	32
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$42	$42	$37	$35	$45	$46	$40	$40	$33	$38	$32

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$4.1	$4.7	$4.7	$4.8	$5.0	$4.4	$4.7	$4.6	$4.2	$4.4	$4.7
Average Deposits	$3.2	$3.5	$3.5	$3.7	$3.9	$3.3	$3.8	$3.7	$3.2	$3.4	$3.4
Average Common Equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.5	$0.4	$0.5	$0.4
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$41	$43	$40	$40	$44	$43	$39	$41	$45	$43	$44
Assets under Administration or Custody (period end)	$2,215	$2,213	$2,256	$2,226	$2,193	$2,243	$2,030	$2,029	$2,162	$2,066	$2,071
Return on common equity	42%	41%	35%	32%	40%	40%	33%	33%	29%	33%	28%
Pretax Operating Margin	41%	41%	36%	34%	39%	39%	36%	32%	29%	30%	26%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
HUMAN RESOURCES SERVICES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$105	$119	$115	$131	$181	$193	$178	$180	$279	$274	$241
Other fee revenue	1	1	—	—	(1)	—	(1)	3	1	5	16
Net interest revenue / (expense)	(1)	(2)	(1)	(3)	(2)	(4)	(3)	(3)	(6)	(6)	(7)

Total revenue	105	118	114	128	178	189	174	180	274	273	250
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	1	2	2	3	2	4	3	2	—	—	—
Other	107	108	106	119	160	169	165	175	252	256	246

Total operating expense	108	110	108	122	162	173	168	177	252	256	246

Income from continuing operations before taxes (benefits)	(3)	8	6	6	16	16	6	3	22	17	4
Income taxes (benefits)	(1)	4	2	3	6	6	3	1	8	6	1

Income (loss) from continuing operations	(2)	4	4	3	10	10	3	2	14	11	3
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$(2)	$4	$4	$3	$10	$10	$3	$2	$14	$11	$3

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$0.7	$0.7	$0.7	$0.7	$0.9	$0.9	$0.9	$1.2	$1.7	$1.7	$2.0
Average Deposits	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average Common Equity	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	—	—	—	—	—	—	—	—	—	—	—
Assets under Administration or Custody (period end)	$9	$9	$9	$8	$27	$28	$26	$32	$135	$121	$114
Return on common equity	n/m	24%	18%	11%	23%	25%	9%	4%	21%	16%	4%
Pretax Operating Margin	n/m	7%	6%	4%	9%	9%	4%	1%	8%	6%	2%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
TREASURY SERVICES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$1	$1	$1	$1	$1	$3	$1	$1	$2	$2	$2
Other fee revenue	71	76	77	78	83	88	87	92	87	90	91
Net interest revenue / (expense)	88	93	94	94	94	98	105	97	113	120	124

Total revenue	160	170	172	173	178	189	193	190	202	212	217
Credit quality expense	4	3	2	—	1	—	1	—	1	—	1
Operating Expense:
Amortization of goodwill	3	3	3	3	4	2	3	4	—	—	—
Other	94	100	103	105	105	113	108	115	113	118	117

Operating expense	97	103	106	108	109	115	111	119	113	118	117

Income from continuing operations before taxes (benefits)	59	64	64	65	68	74	81	71	88	94	99
Income taxes (benefits)	22	23	24	24	25	27	30	24	31	34	36

Income (loss) from continuing operations	37	41	40	41	43	47	51	47	57	60	63
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$37	$41	$40	$41	$43	$47	$51	$47	$57	$60	$63

($ billions)
Average Loans	$7.4	$6.5	$6.3	$6.0	$5.9	$5.7	$5.3	$5.4	$5.3	$5.5	$5.4
Average Assets (c)	$10.7	$10.2	$9.7	$9.7	$10.7	$9.9	$9.9	$10.0	$10.1	$9.6	$12.7
Average Deposits	$6.9	$7.4	$7.1	$7.9	$9.0	$8.3	$8.6	$8.7	$8.5	$8.0	$11.0
Average Common Equity	$0.9	$0.9	$1.0	$0.9	$0.9	$0.9	$0.8	$0.8	$1.1	$1.0	$1.1
Average Tier I Preferred Equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2
Assets under Management (period end)	—	—	—	—	—	—	—	—	—	—	—
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	—	—	—
Return on common equity	16%	18%	16%	18%	19%	21%	26%	24%	21%	24%	24%
Pretax Operating Margin	37%	38%	37%	38%	39%	39%	42%	37%	44%	45%	45%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
CORE BUSINESS SECTORS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$540	$545	$556	$587	$621	$640	$632	$673	$775	$769	$710
Other fee revenue	133	125	121	125	129	137	129	140	124	131	148
Net interest revenue / (expense)	130	142	149	150	155	160	171	174	183	187	186

Total revenue	803	812	826	862	905	937	932	987	1,082	1,087	1,044
Credit quality expense	4	3	3	—	1	—	1	1	2	—	—
Operating Expense:
Amortization of goodwill	15	16	15	16	16	18	16	18	—	—	—
Other	519	522	531	567	599	611	625	694	764	769	764

Total operating expense	534	538	546	583	615	629	641	712	764	769	764

Income from continuing operations before taxes (benefits)	265	271	277	279	289	308	290	274	316	318	280
Income taxes (benefits)	101	104	106	106	110	116	111	97	116	117	104

Income (loss) from continuing operations	164	167	171	173	179	192	179	177	200	201	176
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$164	$167	$171	$173	$179	$192	$179	$177	$200	$201	$176

($ billions)
Average Loans	$9.7	$8.7	$8.7	$8.4	$8.3	$8.0	$7.7	$7.8	$7.8	$8.2	$8.2
Average Assets (c)	$21.4	$21.7	$21.3	$21.4	$22.8	$21.3	$21.7	$22.8	$23.0	$22.6	$26.2
Average Deposits	$14.2	$15.1	$14.9	$15.9	$17.2	$15.7	$16.4	$17.1	$16.3	$15.9	$18.8
Average Common Equity	$2.1	$2.1	$2.2	$2.2	$2.3	$2.3	$2.2	$2.3	$2.6	$2.6	$2.6
Average Tier I Preferred Equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2
Assets under Management (period end)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562
Assets under Administration or Custody (period end)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209
Return on common equity	31%	32%	31%	31%	31%	33%	32%	31%	31%	31%	27%
Pretax Operating Margin	33%	33%	34%	32%	32%	33%	31%	28%	29%	29%	27%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
OTHER ACTIVITIES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$24	$12	$(1)	$(2)	$(3)	$(2)	$(3)	$(3)	$—	$(1)	$—
Other fee revenue	50	42	44	35	40	(114)	14	(243)	54	36	35
Net interest revenue / (expense)	3	(4)	(7)	(8)	(13)	(22)	(23)	(20)	(25)	(31)	(27)

Total revenue	77	50	36	25	24	(138)	(12)	(266)	29	4	8
Credit quality expense	(1)	6	(11)	4	(16)	1	4	4	2	160	2
Operating Expense:
Amortization of goodwill	2	—	2	1	2	—	2	1	—	—	—
Other	28	12	16	—	6	(2)	(18)	62	8	(9)	(8)

Total operating expense	30	12	18	1	8	(2)	(16)	63	8	(9)	(8)

Income from continuing operations before taxes (benefits)	48	32	29	20	32	(137)	—	(333)	19	(147)	14
Income taxes (benefits)	18	12	10	8	12	(47)	—	(112)	8	(52)	4

Income (loss) from continuing operations	30	20	19	12	20	(90)	—	(221)	11	(95)	10
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$30	$20	$19	$12	$20	$(90)	$—	$(221)	$11	$(95)	$10

($ billions)
Average Loans	$1.8	$1.8	$1.7	$1.9	$2.0	$2.1	$1.9	$1.6	$1.3	$1.5	$1.6
Average Assets (c)	$6.4	$6.3	$6.3	$7.2	$8.2	$9.4	$12.8	$12.0	$9.0	$10.3	$8.0
Average Deposits	$1.7	$1.3	$1.3	$1.3	$1.1	$1.0	$0.9	$0.8	$1.2	$2.0	$1.1
Average Common Equity	$1.8	$1.7	$1.7	$1.8	$1.7	$1.4	$1.2	$1.5	$0.9	$0.8	$0.7
Average Tier I Preferred Equity	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8
Assets under Management (period end)	—	—	—	—	—	—	—	—	—	—	—
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	—	—	—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax Operating Margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
CONSOLIDATED RESULTS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$564	$557	$555	$585	$618	$638	$629	$670	$775	$768	$710
Other fee revenue	183	167	165	160	169	23	143	(103)	178	167	183
Net interest revenue / (expense)	133	138	142	142	142	138	148	154	158	156	159

Total revenue	880	862	862	887	929	799	920	721	1,111	1,091	1,052
Credit quality expense	3	9	(8)	4	(15)	1	5	5	4	160	2
Operating Expense:
Amortization of goodwill	17	16	17	17	18	18	18	19	—	—	—
Other	547	534	547	567	605	609	607	756	772	760	756

Total operating expense	564	550	564	584	623	627	625	775	772	760	756

Income from continuing operations before taxes (benefits)	313	303	306	299	321	171	290	(59)	335	171	294
Income taxes (benefits)	119	116	116	114	122	69	111	(15)	124	65	108

Income (loss) from continuing operations	194	187	190	185	199	102	179	(44)	211	106	186
Income (loss) from discontinued operations after-tax (b)	59	60	62	70	65	(47)	13	851	5	3	5

Net income (loss)	$253	$247	$252	$255	$264	$55	$192	$807	$216	$109	$191

($ billions)
Average Loans	$11.5	$10.5	$10.4	$10.3	$10.3	$10.1	$9.6	$9.4	$9.1	$9.7	$9.8
Average Assets (c)(d)	$47.2	$46.9	$46.1	$46.7	$48.2	$45.8	$45.5	$42.5	$33.0	$33.4	$34.2
Average Deposits	$15.9	$16.4	$16.2	$17.2	$18.3	$16.7	$17.3	$17.9	$17.5	$17.9	$19.9
Average Common Equity	$3.9	$3.8	$3.9	$4.0	$4.0	$3.7	$3.4	$3.8	$3.5	$3.4	$3.3
Average Tier I Preferred Equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Assets under Management (period end)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562
Assets under Administration or Custody (period end)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209
Return on common equity (e)	20%	20%	19%	18%	20%	11%	21%	n/m	25%	13%	23%
Pretax Operating Margin (e)	36%	35%	36%	34%	35%	21%	32%	n/m	30%	16%	28%

(a)
Results for 2000 and 2001 include the after-tax impact of the amortization of goodwill from purchase acquisitions. Refer to Appendix B for results excluding the after-tax impact of goodwill amortization.

(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)
Consolidated average assets includes average assets of discontinued operations of $1.038 billion, $480 million and $- million for the first, second and third quarter, respectively, of 2002; $17.138 billion, $15.153 billion, $11.030 billion and $7.599 billion for the first, second, third and fourth quarter, respectively, of 2001; and $19.359 billion, $18.932 billion, $18.478 billion and $18.101 billion for the first, second, third and fourth quarter, respectively, of 2000.

(e)	On a continuing operations basis.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION
CONTINUING OPERATIONS—11 Quarter Trend
NONINTEREST REVENUE (non-FTE Basis)

(dollar amounts in millions unless otherwise noted)	2000 (a)				2001 (a)				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Investment Management	$321	$307	$325	$345	$324	$332	$345	$374	$370	$355	$340
Human Resource Services (b)	98	111	106	121	170	183	168	170	269	264	232
Institutional Trust & Custody	145	139	124	119	124	123	116	126	136	149	138

Trust and investment fee revenue	564	557	555	585	618	638	629	670	775	768	710
Cash management revenue	46	53	52	53	53	61	62	63	68	71	72
Foreign exchange revenue	48	40	36	37	48	42	38	42	35	37	44
Financing-related revenue	34	36	36	46	40	38	39	(20)	34	38	34
Equity investment revenue	36	17	20	5	6	(146)	(17)	(223)	21	(5)	(23)
Securities trading revenue	3	1	7	6	7	5	1	11	4	6	14
Other	8	12	5	5	5	13	9	14	6	8	5

Total fee and other revenue	739	716	711	737	777	651	761	557	943	923	856
Gains on the sales of securities	—	—	—	—	—	—	—	—	—	—	28

Total noninterest revenue	$739	$716	$711	$737	$777	$651	$761	$557	$943	$923	$884
Fee revenue as a percentage of fee and net interest revenue (FTE)	85%	84%	84%	84%	85%	83%	84%	79%	86%	86%	84%
Trust and investment fee revenue as a percentage of fee and net interest revenue (FTE)	64%	65%	64%	66%	67%	80%	68%	93%	70%	70%	69%
Assets under management at period end (in billions)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562
Assets under Administration or custody at period end (in billions)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209
S&P 500 Index at period end	1,499	1,455	1,437	1,320	1,160	1,224	1,041	1,148	1,147	990	815

(a)
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

(b)
Amounts do no necessarily agree with those presented in Business Sectors which include revenue transferred between sectors under revenue transfer agreements. Additionally, sector amounts are reported on a fully taxable equivalent basis.

MELLON FINANCIAL CORPORATION
CONTINUING OPERATIONS—11 Quarter Trend
OPERATING EXPENSE

	2000 (a)				2001 (a)				2002
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Staff expense	$335	$327	$338	$347	$368	$366	$363	$444	$476	$458	$440
Professional, legal and other purchased services	59	62	69	64	75	78	80	114	83	94	105
Net occupancy expense	48	43	46	48	52	53	55	59	63	60	63
Equipment expense	33	32	32	37	38	35	40	44	56	53	51
Business development	33	34	30	32	30	28	27	32	32	34	32
Communications expense	17	17	15	15	22	26	24	23	28	30	25
Amortization of goodwill	17	16	17	17	18	18	18	19	—	—	—
Amortization of other intangible assets	2	1	2	2	2	1	2	2	3	4	3
Other expense	20	18	15	22	18	22	16	38	31	27	37

Total operating expense	$564	$550	$564	$584	$623	$627	$625	$775	$772	$760	$756
Efficiency ratio excluding amortization of goodwill in 2000 & 2001 (b)	62%	62%	63%	64%	65%	76%	66%	n/m	70%	70%	74%

(a)
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.

(b)	Operating expense as a percentage of fee and net interest revenue, computed on a taxable equivalent basis, excluding the gains on the sales of securities.
n/m	— not meaningful

MELLON FINANCIAL CORPORATION
CONTINUING OPERATIONS—11 Quarter Trend
PROVISION AND RESERVES FOR CREDIT EXPOSURE

	2000				2001				2002
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Provision for credit losses	$3	$9	$(8)	$4	$(15)	$1	$5	$5	$4	$160	$2
Net credit (losses) recoveries:
Commercial and financial	(5)	(8)	(3)	(11)	(1)	(20)	(21)	(39)	(2)	(7)	(114)
Commercial real estate	5	—	—	—	—	—	—	—	—	—	(1)
Consumer credit	—	—	(1)	—	—	—	—	(1)	(1)	—	—

Total net credit losses (a)	$—	$(8)	$(4)	$(11)	$(1)	$(20)	$(21)	$(40)	$(3)	$(7)	$(115)

Annualized net credit losses to average loans	—	0.32%	0.14%	0.41%	0.06%	0.79%	0.89%	1.67%	0.15%	0.26%	4.64%
Reserve for loan losses (b)(c):	$270	$271	$255	$254	$219	$217	$187	$96	$106	$242	$127
Reserve for unfunded commitments (b)(c)	21	20	24	18	37	19	33	42	32	51	52

Total reserve for credit exposure	$291	$291	$279	$272	$256	$236	$220	$138	$138	$293	$179
Reserve for Loan Losses:
As a percentage of total loans (b)	2.55%	2.58%	2.43%	2.49%	2.09%	2.28%	1.89%	1.12%	1.11%	2.47%	1.36%
As a percentage of nonperforming loans (b)	199%	203%	195%	154%	117%	175%	153%	164%	143%	138%	188%

(a)	Includes write-downs resulting from loan sales.
(b)	At period end.
(c)
In the second quarter of 2002, the Corporation began to record the reserve for unfunded loan commitments in a liability account. Previously, any such reserve was included in the reserve for loan losses. Prior period amounts have been reclassified. A loss of $1 million was charged against the reserve for unfunded commitments in the third quarter of 2002 resulting from the sale of a loan commitment.

MELLON FINANCIAL CORPORATION
CONTINUING OPERATIONS—11 Quarter Trend
NONPERFORMING ASSETS

	2000				2001				2002
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Nonperforming loans:
Commercial and financial	$120	$118	$121	$159	$183	$121	$121	$56	$69	$160	$55
Consumer credit	14	11	7	5	2	2	1	2	2	4	5
Commercial real estate	1	4	3	1	1	1	1	1	3	11	7

Total nonperforming loans	135	133	131	165	186	124	123	59	74	175	67
Acquired property:
Real estate acquired	5	5	4	7	6	3	2	2	1	1	2
Reserve for real estate acquired	(1)	(1)	—	—	—	—	—	—	—	—	—

Net real estate acquired	4	4	4	7	6	3	2	2	1	1	2
Other assets acquired	2	2	—	—	—	1	1	1	—	—	—

Total acquired property	6	6	4	7	6	4	3	3	1	1	2

Total nonperforming assets	$141	$139	$135	$172	$192	$128	$126	$62	$75	$176	$69

Nonperforming loans as a percentage of total loans (a)	1.28%	1.27%	1.25%	1.61%	1.78%	1.30%	1.24%	0.69%	0.77%	1.78%	0.72%
Nonperforming assets as a percentage of total loans and net acquired property (a)	1.34%	1.33%	1.29%	1.68%	1.84%	1.34%	1.28%	0.72%	0.79%	1.79%	0.74%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses (a)	4.32%	4.21%	3.92%	4.97%	6.15%	4.24%	4.74%	2.30%	3.00%	7.55%	3.14%

(a)	At period end.

Appendix A
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Mgmt		Mutual Funds		Private Wealth Mgmt		Asset Servicing
	2001	2000	2001	2000	2001	2000	2001	2000
Trust fees	$527	$495	$538	$538	$312	$313	$451	$408
Other fee revenue	19	22	3	24	15	11	151	148
Net interest revenue / (expense)	(13)	(3)	1	(8)	165	125	125	95

Total revenue	533	514	542	554	492	449	727	651
Credit quality expense	—	—	—	—	1	1	—	—
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—
Other	386	343	328	326	254	233	451	395

Total operating expense	386	343	328	326	254	233	451	395

Income from continuing operations before taxes (benefits)	147	171	214	228	237	215	276	256
Income taxes (benefits)	55	64	86	93	83	77	95	90

Income (loss) from continuing operations	92	107	128	135	154	138	181	166
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—

Net income (loss)	$92	$107	$128	$135	$154	$138	$181	$166

($ billions)
Average Loans	—	—	—	—	$2.3	$2.3	—	—
Average Assets (c)(d)	$0.9	$0.8	$0.7	$0.7	$4.8	$4.6	$4.7	$4.6
Average Deposits	—	—	—	—	$4.2	$4.1	$3.7	$3.5
Average Common Equity	$0.2	$0.2	$0.4	$0.3	$0.2	$0.3	$0.5	$0.4
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—
Assets under Management (period end)	$349	$322	$152	$112	$50	$56	$41	$40
Assets under Administration or Custody (period end)	—	—	—	—	$21	$33	$2,029	$2,226
Return on common equity (e)	41%	57%	36%	42%	69%	60%	39%	40%
Pretax Operating Margin (e)	28%	33%	39%	41%	48%	48%	38%	39%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Consolidated average assets includes average assets of discontinued operations of $12.714 billion and $18.713 billion for 2001 and 2000 respectively.
(e)	On a continuing operations basis.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix A (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
(dollar amounts in millions, averages in billions; presented on an FTE basis)	Human Resources Services		Treasury Services		Total Core		Other Activities		Consolidated Results
	2001	2000	2001	2000	2001	2000	2001	2000	2001	2000
Trust fees	$732	$470	$6	$4	$2,566	$2,228	$(11)	$33	$2,555	$2,261
Other fee revenue	1	2	350	302	539	509	(303)	171	236	680
Net interest revenue / (expense)	(12)	(7)	394	369	660	571	(78)	(16)	582	555

Total revenue	721	465	750	675	3,765	3,308	(392)	188	3,373	3,496
Credit quality expense	—	—	2	9	3	10	(7)	(2)	(4)	8
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—
Other	669	440	441	402	2,529	2,139	48	56	2,577	2,195

Total operating expense	669	440	441	402	2,529	2,139	48	56	2,577	2,195

Income from continuing operations before taxes (benefits)	52	25	307	264	1,233	1,159	(433)	134	800	1,293
Income taxes (benefits)	17	8	108	94	444	426	(146)	48	298	474

Income (loss) from continuing operations	35	17	199	170	789	733	(287)	86	502	819
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	912	291

Net income (loss)	$35	$17	$199	$170	$789	$733	$(287)	$86	$1,414	$1,110

($ billions)
Average Loans	—	—	$5.6	$6.6	$7.9	$8.9	$1.9	$1.8	$9.8	$10.7
Average Assets (c)(d)	$1.0	$0.7	$10.1	$10.1	$22.2	$21.5	$10.6	$6.5	$45.5	$46.7
Average Deposits	$0.1	$0.1	$8.6	$7.3	$16.6	$15.0	$1.0	$1.4	$17.6	$16.4
Average Common Equity	$0.2	$0.1	$0.8	$0.9	$2.3	$2.2	$1.4	$1.7	$3.7	$3.9
Average Tier I Preferred Equity	—	—	$0.2	$0.3	$0.2	$0.3	$0.8	$0.7	$1.0	$1.0
Assets under Management (period end)	—	—	—	—	$592	$530	—	—	$592	$530
Assets under Administration or Custody (period end)	$32	$8	—	—	$2,082	$2,267	—	—	$2,082	$2,267
Return on common equity (e)	21%	19%	24%	18%	35%	34%	n/m	n/m	14%	21%
Pretax Operating Margin (e)	7%	5%	41%	39%	33%	35%	n/m	n/m	24%	37%
(a)	Results exclude the after-tax impact of the amortization of goodwill from purchase acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)	Consolidated average assets includes average assets of discontinued operations of $12.714 billion and $18.713 billion for 2001 and 2000 respectively.
(e)	On a continuing operations basis.
n/m	— not meaningful
In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursement as a reduction of expenses. Prior period amounts have been reclassified.
Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
INSTITUTIONAL ASSET MANAGEMENT—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$127	$110	$120	$138	$121	$119	$127	$160	$147	$134	$128
Other fee revenue	5	6	7	4	2	6	7	4	7	4	3
Net interest revenue / (expense)	(2)	(1)	(1)	1	(1)	(1)	(6)	(5)	(7)	(7)	(8)

Total revenue	130	115	126	143	122	124	128	159	147	131	123
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	87	77	78	101	87	83	98	118	117	109	112

Total operating expense	87	77	78	101	87	83	98	118	117	109	112

Income from continuing operations before taxes (benefits)	43	38	48	42	35	41	30	41	30	22	11
Income taxes (benefits)	16	14	19	15	13	16	11	15	11	9	4

Income (loss) from continuing operations	27	24	29	27	22	25	19	26	19	13	7
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$27	$24	$29	$27	$22	$25	$19	$26	$19	$13	$7

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$0.8	$0.8	$0.8	$0.7	$0.7	$0.8	$1.0	$1.1	$1.2	$1.2	$1.3
Average Deposits	—	—	—	—	—	—	—	—	—	—	—
Average Common Equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$304	$316	$330	$322	$306	$318	$331	$349	$350	$334	$313
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	$7	$7	$7
Return on common equity	59%	51%	62%	54%	44%	48%	32%	43%	32%	24%	12%
Pretax Operating Margin	33%	33%	38%	30%	29%	33%	24%	26%	20%	17%	9%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
MUTUAL FUNDS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$134	$134	$138	$132	$128	$126	$140	$144	$142	$143	$134
Other fee revenue	12	3	2	7	2	2	—	(1)	(1)	(1)	(1)
Net interest revenue / (expense)	(3)	(2)	(1)	(2)	(1)	1	—	1	1	2	2

Total revenue	143	135	139	137	129	129	140	144	142	144	135
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	81	84	82	79	79	73	84	92	84	86	83

Total operating expense	81	84	82	79	79	73	84	92	84	86	83

Income from continuing operations before taxes (benefits)	62	51	57	58	50	56	56	52	58	58	52
Income taxes (benefits)	25	21	23	24	20	23	23	20	24	23	22

Income (loss) from continuing operations	37	30	34	34	30	33	33	32	34	35	30
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$37	$30	$34	$34	$30	$33	$33	$32	$34	$35	$30

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$0.7	$0.7	$0.7	$0.7
Average Deposits	—	—	—	—	—	—	—	—	—	—	—
Average Common Equity	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$109	$106	$113	$112	$120	$133	$131	$152	$164	$164	$162
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	—	—	—
Return on common equity	48%	38%	41%	40%	36%	38%	36%	35%	36%	34%	29%
Pretax Operating Margin	43%	38%	41%	42%	39%	43%	40%	36%	41%	40%	39%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
PRIVATE WEALTH MANAGEMENT—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$74	$75	$79	$85	$81	$81	$80	$70	$80	$78	$75
Other fee revenue	2	4	3	2	3	3	2	7	3	3	4
Net interest revenue / (expense)	28	32	32	33	34	38	44	49	54	54	52

Total revenue	104	111	114	120	118	122	126	126	137	135	131
Credit quality expense	—	—	1	—	—	—	—	1	1	—	(1)
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	57	58	60	58	60	63	62	69	70	66	68

Total operating expense	57	58	60	58	60	63	62	69	70	66	68

Income from continuing operations before taxes (benefits)	47	53	53	62	58	59	64	56	66	69	64
Income taxes (benefits)	17	19	18	23	21	21	23	18	23	25	23

Income (loss) from continuing operations	30	34	35	39	37	38	41	38	43	44	41
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$30	$34	$35	$39	$37	$38	$41	$38	$43	$44	$41

($ billions)
Average Loans	$2.3	$2.2	$2.4	$2.4	$2.4	$2.3	$2.4	$2.4	$2.5	$2.7	$2.8
Average Assets (c)	$4.4	$4.6	$4.7	$4.8	$4.8	$4.7	$4.6	$5.2	$5.1	$5.0	$4.8
Average Deposits	$3.9	$4.1	$4.2	$4.2	$4.2	$4.0	$3.9	$4.6	$4.5	$4.4	$4.3
Average Common Equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$57	$56	$57	$56	$50	$52	$46	$50	$51	$47	$43
Assets under Administration or Custody (period end)	$37	$35	$33	$33	$31	$24	$21	$21	$20	$19	$17
Return on common equity	57%	60%	57%	66%	66%	70%	73%	65%	84%	82%	78%
Pretax Operating Margin	45%	47%	47%	51%	49%	49%	51%	44%	48%	51%	49%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
ASSET SERVICING—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$99	$106	$103	$100	$109	$118	$106	$118	$125	$138	$130
Other fee revenue	43	36	34	35	41	39	35	36	27	30	35
Net interest revenue / (expense)	20	22	26	27	31	28	31	35	28	24	23

Total revenue	162	164	163	162	181	185	172	189	180	192	188
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	93	95	102	105	108	110	108	125	128	134	138

Total operating expense	93	95	102	105	108	110	108	125	128	134	138

Income from continuing operations before taxes (benefits)	69	69	61	57	73	75	64	64	52	58	50
Income taxes (benefits)	24	24	22	20	25	27	22	21	19	20	18

Income (loss) from continuing operations	45	45	39	37	48	48	42	43	33	38	32
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$45	$45	$39	$37	$48	$48	$42	$43	$33	$38	$32

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$4.1	$4.7	$4.7	$4.8	$5.0	$4.4	$4.7	$4.6	$4.2	$4.4	$4.7
Average Deposits	$3.2	$3.5	$3.5	$3.7	$3.9	$3.3	$3.8	$3.7	$3.2	$3.4	$3.4
Average Common Equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.5	$0.4	$0.5	$0.4
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	$41	$43	$40	$40	$44	$43	$39	$41	$45	$43	$44
Assets under Administration or Custody (period end)	$2,215	$2,213	$2,256	$2,226	$2,193	$2,243	$2,030	$2,029	$2,162	$2,066	$2,071
Return on common equity	44%	43%	37%	35%	42%	42%	35%	36%	29%	33%	28%
Pretax Operating Margin	42%	42%	37%	35%	40%	40%	37%	34%	29%	30%	26%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
HUMAN RESOURCES SERVICES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$105	$119	$115	$131	$181	$193	$178	$180	$279	$274	$241
Other fee revenue	1	1	—	—	(1)	—	(1)	3	1	5	16
Net interest revenue / (expense)	(1)	(2)	(1)	(3)	(2)	(4)	(3)	(3)	(6)	(6)	(7)

Total revenue	105	118	114	128	178	189	174	180	274	273	250
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	107	108	106	119	160	169	165	175	252	256	246

Total operating expense	107	108	106	119	160	169	165	175	252	256	246

Income from continuing operations before taxes (benefits)	(2)	10	8	9	18	20	9	5	22	17	4
Income taxes (benefits)	(1)	4	2	3	6	7	3	1	8	6	1

Income (loss) from continuing operations	(1)	6	6	6	12	13	6	4	14	11	3
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$(1)	$6	$6	$6	$12	$13	$6	$4	$14	$11	$3

($ billions)
Average Loans	—	—	—	—	—	—	—	—	—	—	—
Average Assets (c)	$0.7	$0.7	$0.7	$0.7	$0.9	$0.9	$0.9	$1.2	$1.7	$1.7	$2.0
Average Deposits	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average Common Equity	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3
Average Tier I Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
Assets under Management (period end)	—	—	—	—	—	—	—	—	—	—	—
Assets under Administration or Custody (period end)	$9	$9	$9	$8	$27	$28	$26	$32	$135	$121	$114
Return on common equity	n/m	34%	26%	18%	29%	31%	15%	11%	21%	16%	4%
Pretax Operating Margin	n/m	8%	7%	6%	10%	10%	5%	3%	8%	6%	2%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
TREASURY SERVICES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$1	$1	$1	$1	$1	$3	$1	$1	$2	$2	$2
Other fee revenue	71	76	77	78	83	88	87	92	87	90	91
Net interest revenue / (expense)	88	93	94	94	94	98	105	97	113	120	124

Total revenue	160	170	172	173	178	189	193	190	202	212	217
Credit quality expense	4	3	2	—	1	—	1	—	1	—	1
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	94	100	103	105	105	113	108	115	113	118	117

Total operating expense	94	100	103	105	105	113	108	115	113	118	117

Income from continuing operations before taxes (benefits)	62	67	67	68	72	76	84	75	88	94	99
Income taxes (benefits)	22	24	24	24	26	26	31	25	31	34	36

Income (loss) from continuing operations	40	43	43	44	46	50	53	50	57	60	63
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$40	$43	$43	$44	$46	$50	$53	$50	$57	$60	$63

($ billions)
Average Loans	$7.4	$6.5	$6.3	$6.0	$5.9	$5.7	$5.3	$5.4	$5.3	$5.5	$5.4
Average Assets (c)	$10.7	$10.2	$9.7	$9.7	$10.7	$9.9	$9.9	$10.0	$10.1	$9.6	$12.7
Average Deposits	$6.9	$7.4	$7.1	$7.9	$9.0	$8.3	$8.6	$8.7	$8.5	$8.0	$11.0
Average Common Equity	$0.9	$0.9	$1.0	$0.9	$0.9	$0.9	$0.8	$0.8	$1.1	$1.0	$1.1
Average Tier I Preferred Equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2
Assets under Management (period end)	—	—	—	—	—	—	—	—	—	—	—
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	—	—	—
Return on common equity	18%	19%	18%	19%	20%	22%	28%	25%	21%	24%	24%
Pretax Operating Margin	39%	40%	39%	39%	40%	41%	44%	39%	44%	45%	45%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
CORE BUSINESS SECTORS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$540	$545	$556	$587	$621	$640	$632	$673	$775	$769	$710
Other fee revenue	134	126	123	126	130	138	130	141	124	131	148
Net interest revenue / (expense)	130	142	149	150	155	160	171	174	183	187	186

Total revenue	804	813	828	863	906	938	933	988	1,082	1,087	1,044
Credit quality expense	4	3	3	—	1	—	1	1	2	—	—
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	519	522	531	567	599	611	625	694	764	769	764

Total operating expense	519	522	531	567	599	611	625	694	764	769	764

Income from continuing operations before taxes (benefits)	281	288	294	296	306	327	307	293	316	318	280
Income taxes (benefits)	103	106	108	109	111	120	113	100	116	117	104

Income (loss) from continuing operations	178	182	186	187	195	207	194	193	200	201	176
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$178	$182	$186	$187	$195	$207	$194	$193	$200	$201	$176

($ billions)
Average Loans	$9.7	$8.7	$8.7	$8.4	$8.3	$8.0	$7.7	$7.8	$7.8	$8.2	$8.2
Average Assets (c)	$21.4	$21.7	$21.3	$21.4	$22.8	$21.3	$21.7	$22.8	$23.0	$22.6	$26.2
Average Deposits	$14.2	$15.1	$14.9	$15.9	$17.2	$15.7	$16.4	$17.1	$16.3	$15.9	$18.8
Average Common Equity	$2.1	$2.1	$2.2	$2.2	$2.3	$2.3	$2.2	$2.3	$2.6	$2.6	$2.6
Average Tier I Preferred Equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2
Assets under Management (period end)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562
Assets under Administration or Custody (period end)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209
Return on common equity	34%	34%	33%	33%	34%	36%	35%	34%	31%	31%	27%
Pretax Operating Margin	35%	35%	36%	34%	34%	35%	33%	30%	29%	29%	27%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
OTHER ACTIVITIES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$24	$12	$(1)	$(2)	$(3)	$(2)	$(3)	$(3)	$—	$(1)	$—
Other fee revenue	50	42	44	35	40	(114)	15	(244)	54	36	35
Net interest revenue / (expense)	3	(4)	(7)	(8)	(13)	(22)	(23)	(20)	(25)	(31)	(27)

Total revenue	77	50	36	25	24	(138)	(11)	(267)	29	4	8
Credit quality expense	(1)	6	(11)	4	(16)	1	4	4	2	160	2
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	28	12	16	—	6	(2)	(18)	62	8	(9)	(8)

Total operating expense	28	12	16	—	6	(2)	(18)	62	8	(9)	(8)

Income from continuing operations before taxes (benefits)	50	32	31	21	34	(137)	3	(333)	19	(147)	14
Income taxes (benefits)	18	12	11	7	13	(48)	1	(112)	8	(52)	4

Income (loss) from continuing operations	32	20	20	14	21	(89)	2	(221)	11	(95)	10
Income (loss) from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$32	$20	$20	$14	$21	$(89)	$2	$(221)	$11	$(95)	$10

($ billions)
Average Loans	$1.8	$1.8	$1.7	$1.9	$2.0	$2.1	$1.9	$1.6	$1.3	$1.5	$1.6
Average Assets (c)	$6.4	$6.3	$6.3	$7.2	$8.2	$9.4	$12.8	$12.0	$9.0	$10.3	$8.0
Average Deposits	$1.7	$1.3	$1.3	$1.3	$1.1	$1.0	$0.9	$0.8	$1.2	$2.0	$1.1
Average Common Equity	$1.8	$1.7	$1.7	$1.8	$1.7	$1.4	$1.2	$1.5	$0.9	$0.8	$0.7
Average Tier I Preferred Equity	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8
Assets under Management (period end)	—	—	—	—	—	—	—	—	—	—	—
Assets under Administration or Custody (period end)	—	—	—	—	—	—	—	—	—	—	—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax Operating Margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

Appendix B (continued)
MELLON FINANCIAL CORPORATION
BUSINESS SECTORS (a)
CONSOLIDATED RESULTS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2000				2001				2002
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Trust fees	$564	$557	$555	$585	$618	$638	$629	$670	$775	$768	$710
Other fee revenue	184	168	167	161	170	24	145	(103)	178	167	183
Net interest revenue / (expense)	133	138	142	142	142	138	148	154	158	156	159

Total revenue	881	863	864	888	930	800	922	721	1,111	1,091	1,052
Credit quality expense	3	9	(8)	4	(15)	1	5	5	4	160	2
Operating Expense:
Amortization of goodwill	—	—	—	—	—	—	—	—	—	—	—
Other	547	534	547	567	605	609	607	756	772	760	756

Total operating expense	547	534	547	567	605	609	607	756	772	760	756

Income from continuing operations before taxes (benefits)	331	320	325	317	340	190	310	(40)	335	171	294
Income taxes (benefits)	121	118	119	116	124	72	114	(12)	124	65	108

Income (loss) from continuing operations	210	202	206	201	216	118	196	(28)	211	106	186
Income (loss) from discontinued operations after-tax (b)	69	71	72	79	75	(39)	20	856	5	3	5

Net income (loss)	$279	$273	$278	$280	$291	$79	$216	$828	$216	$109	$191

($ billions)
Average Loans	$11.5	$10.5	$10.4	$10.3	$10.3	$10.1	$9.6	$9.4	$9.1	$9.7	$9.8
Average Assets (c)(d)	$47.2	$46.9	$46.1	$46.7	$48.2	$45.8	$45.5	$42.5	$33.0	$33.4	$34.2
Average Deposits	$15.9	$16.4	$16.2	$17.2	$18.3	$16.7	$17.3	$17.9	$17.5	$17.9	$19.9
Average Common Equity	$3.9	$3.8	$3.9	$4.0	$4.0	$3.7	$3.4	$3.8	$3.5	$3.4	$3.3
Average Tier I Preferred Equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Assets under Management (period end)	$511	$521	$540	$530	$520	$546	$547	$592	$610	$588	$562
Assets under Administration or Custody (period end)	$2,261	$2,257	$2,298	$2,267	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209
Return on common equity (e)	22%	22%	21%	20%	22%	13%	23%	n/m	25%	13%	23%
Pretax Operating Margin (e)	38%	37%	38%	36%	37%	24%	34%	n/m	30%	16%	28%

(a)	Results exclude the after-tax impact of the amortization of goodwill from purchased acquisitions.
(b)	Net income (loss) from discontinued operations has not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities to balance.
(d)
Consolidated average assets includes average assets of discontinued operations of $1.038 billion, $480 million and $- million for the first, second and third quarter, respectively, of 2002; $17.138 billion, $15.153 billion, $11.030 billion and $7.599 billion for the first, second, third and fourth quarter, respectively, of 2001; and $19.359 billion, $18.932 billion, $18.478 billion and $18.101 billion for the first, second, third and fourth quarter, respectively, of 2000.

(e)	On a continuing operations basis.
n/m	— not meaningful

In January 2002, the Corporation began to record customer expense reimbursements as revenue in accordance with a FASB staff announcement. The Corporation had historically reported expense reimbursements as a reduction of expenses. Prior period amounts have been reclassified.

Note: Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.